UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2017, the board of directors (the “Board”) of Zayo Group Holdings, Inc. (the “Company”) voted to increase the size of the Board from seven directors to nine directors and appointed Steven N. Kaplan and Emily White to the Board, effective April 1, 2017, to fill the resulting vacancies. The committees of the Board to which Mr. Kaplan and Ms. White will serve on are to be determined.

Mr. Kaplan and Ms. White will both participate in the Company’s standard independent director compensation program. Accordingly, both Mr. Kaplan and Ms. White will receive compensation that consists of an annual retainer and committee annual boosts, as applicable; neither Mr. Kaplan nor Ms. White are expected to serve as Lead Director. Mr. Kaplan has elected to receive 75% of his compensation in equity.  Ms. White has elected to receive 100% of her compensation in equity. Pursuant to the Company’s standard independent director compensation program, independent directors receive the following compensation in connection with their services on the Board:

•	Base annual retainer: $200,000.00
•	Base committee annual boosts:
o	Audit Committee: Chair = $80,000.00, Member = $40,000.00
o	Compensation Committee: Chair = $60,000.00, Member = $30,000.00
o	Nominating and Governance Committee: Chair = $40,000.00, Member = $20,000.00
•	Equity/cash mix options:
o	Base: 50% cash paid quarterly, 50% equity (in the form of Company restricted stock units), granted quarterly, vesting at the end of the grant quarter
o	Election from 50% to 75% equity increases total compensation by 10%
o	Election from 50% to 100% equity increases total compensation by 20%

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Kaplan or Ms. White had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.  No arrangement or understanding exists between Mr. Kaplan or Ms. White and any other person pursuant to which Mr. Kaplan or Ms. White were selected as a director of the Company.

The Company issued a press release on February 8, 2017 announcing Mr. Kaplan’s and Ms. White’s appointments.

 A  copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.
DATED: February 8, 2017
	By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer